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                       Supplement dated February 1, 2007

                                      to

                        Prospectuses dated May 1, 2006

This Supplement is to accompany the prospectuses for a flexible premium variable universal life insurance policies issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York entitled "Corporate VUL".

Add the following to the table of Rider Charges on p. 9 of your prospectus:

Overloan Protection Rider (2)      at exercise of benefit

Minimum                                                         0.08%
Maximum                                                         6.75%
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/(2)/ The charge for this rider is determined as a percentage of unloaned account value. The rates vary by the attained age of the insured person at the time of exercise. The minimum rate shown is for an insured person who has reached attained age 99. The maximum rate shown is for an insured person who has reached attained age 75.

Add the following to the end of the section entitled "Optional supplementary benefit riders you can add" on p. 33 of your prospectus:

.. Overloan Protection Benefit Rider - This rider will prevent your policy from lapsing on any date if policy debt exceeds the death benefit. The benefit is subject to a number of eligibility requirements relating to, among other things, the life insurance qualification test selected, the number of years the policy has been in force, the attained age of the life insured, the death benefit option elected and the tax status of the policy. When the Overloan Protection Benefit in this rider is invoked, all values in the investment accounts are immediately transferred to the fixed account and will continue to grow at the current fixed account interest rate. Transfer fees do not apply to these transfers. Thereafter, policy changes and transactions are limited as set forth in the rider; for example, death benefit increases or decreases, additional premium payments, policy loans, withdrawals, surrender and transfers are no longer allowed. Any outstanding policy debt will remain. Interest will continue to be charged at the policy's specified loan interest rate, and the policy's loan account will continue to be credited with the policy's loan interest credited rate. Any supplementary benefit rider requiring a monthly deduction will automatically be terminated.

CVUL05 Prod Supp 2/1/07